UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Ciprico Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CIPRICO INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of Ciprico Inc. will be held on Thursday, April 28, 2005 at 3:30 p.m. (CST), at Ciprico’s corporate headquarters located at 17400 Medina Road, Plymouth, Minnesota, for the following purposes:

1.             To set the number of members of the Board of Directors at seven.

2.             To elect two Class II directors for the ensuing year.

3.             To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

Only stockholders of record at the close of business on April 5, 2005, are entitled to notice of and to vote at the meeting or any adjournment thereof.

Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save us the expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James W. Hansen
James W. Hansen
Corporate Secretary

Plymouth, Minnesota

April 5, 2005

CIPRICO INC.

ANNUAL MEETING OF STOCKHOLDERS

April 28, 2005

PROXY STATEMENT

INTRODUCTION

Your Proxy is solicited by the Board of Directors of Ciprico Inc. (“Ciprico” or “the Company”) for use at the Annual Meeting of Stockholders to be held on April 28, 2005, at the location and for the purposes set forth in the notice of meeting, and at any adjournment or postponement thereof.

The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company.  Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by stockholders by means of the ballot provided on the Proxy for that purpose.  Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.  If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter.  Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.  If a broker returns a “non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum, but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

The mailing address of the principal executive office of the Company is 17400 Medina Road, Plymouth, Minnesota 55447.  The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to stockholders on or about April 8, 2005.

OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors of the Company has fixed April 5, 2005, as the record date for determining stockholders entitled to vote at the Annual Meeting. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 5, 2005, 4,753,332 shares of the Company’s Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

CORPORATE GOVERNANCE

Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws.  Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.  The corporate governance practices that we follow are summarized below.

Independence

The Board has determined that a majority of its members are “independent” as defined by the listing standards of the Nasdaq Stock Market.  Our independent directors are Messrs. Burniece, Hokkanen, Griffiths and Vekich.

Code of Ethics and Business Conduct

The Board has approved a Code of Ethics and Business Conduct, which applies to all of our employees, directors and officers, including our principal executive officer and principal financial and accounting officer.  The Code of Ethics and Business Conduct addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading.  The Code of Ethics and Business Conduct is available free of charge through our website at www.ciprico.com and is available in print to any stockholder who sends a request for a paper copy to Ciprico Inc., Attn. Compliance Officer, 17400 Medina Road, Plymouth, Minnesota 55447.  We intend to include on our website any amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller and relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Communications with Board

Stockholders may communicate directly with the Board of Directors.  All communications should be in writing and directed to the Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors.  If no director is specified, the communication will be forwarded to the entire Board.  Stockholder communications to the Board should be sent to:

Attention:  Corporate Secretary
17400 Medina Road
Plymouth, MN 55447

Director Attendance at Annual Meetings

The Company does not have a specific policy on director attendance at annual meetings, but all directors are encouraged to attend the Annual Meetings of Stockholders.  Five directors attended the 2004 Annual Meeting of Stockholders held on July 28, 2004.

Executive Sessions of the Board

The independent directors hold regularly scheduled executive sessions, generally in conjunction with regularly scheduled board meetings, but in no event less than two times per year.

Committee and Board Meetings

The Company’s Board of Directors has three standing committees, the Audit Committee, the Human Capital Committee and the Nominating Committee.

Audit Committee

The Audit Committee members at the end of fiscal 2004 were Messrs. Vekich, Griffiths and Hokkanen.  This committee is responsible for selecting the Company’s independent auditors, reviewing the Company’s internal audit procedures, reviewing quarterly and annual financial statements independently and with the Company’s independent auditors, reviewing the results of the annual audit and implementing and monitoring the Company’s cash investment policy.  In addition, this committee assists the Board in its oversight of corporate accounting and internal controls, reporting practices and the quality and integrity of the financial reports of the Company.  The Audit Committee met five times during fiscal 2004.  Currently the Audit Committee members are each considered “independent directors” as defined by the NASD.  Our Board of Directors has determined that Mr.Vekich qualifies as an “audit committee financial expert,” as is defined under SEC rules.  Ciprico acknowledges that the designation of Mr. Vekich as the audit committee financial expert does not impose on Mr. Vekich any duties, obligations or liability greater than the duties, obligations and liability imposed on Mr. Vekich as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.  The Audit Committee’s Report is included on page 14.

Human Capital Committee

The Human Capital Committee members at the end of fiscal 2004 were Messrs. Burniece and Vekich.  The Human Capital Committee recommends to the Board of Directors the salaries and other compensation to be paid to executive officers of the Company and administers the Company’s stock option and restricted stock plans.  The Human Capital Committee did not meet during fiscal 2004.  All members of the Human Capital Committee are considered “independent directors” as defined by the NASD.

Nominating Committee

The Nominating Committee members at the end of fiscal 2004 were Messrs. Vekich, Griffiths and Hokkanen.  The Nominating Committee establishes corporate governance principles, evaluates qualifications and candidates for positions on the Board, nominates new and replacement members for the Board and recommends Board committee composition. In addition, the Nominating Committee facilitates an annual evaluation by Board members of the Board and individual director performance. All members of the Nominating Committee are independent. The Nominating Committee approved via a resolution the nomination of the directors to be elected at the 2005 annual meeting.  The Nominating Committee has adopted a written charter, which can be found on our website at www.ciprico.com.

Nominating Policy

The Nominating Committee will consider candidates for nomination as a director recommended by stockholders, directors, third party search firms and other sources.  In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having high moral character and mature judgment, and being able to work collegially with others.  In addition, factors such as the following shall be considered:

•      appropriate size and diversity of the Board;

•      needs of the Board with respect to particular talent and experience;

•      knowledge, skills and experience of the nominee;

•      familiarity with domestic and international business affairs;

•      legal and regulatory requirements;

•      appreciation of the relationship of our business to the changing needs of society; and

•      desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

Stockholders who wish to recommend one or more directors must provide written recommendation to the Corporate Secretary of Ciprico.  Notice of a recommendation must include the stockholder’s name, address and the number of Ciprico shares owned, along with information about the prospective nominee, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements and other board memberships, if any.  The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.  Ciprico may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

Stockholders who wish to present a proposal at an annual meeting of stockholders must provide a written notice to our Corporate Secretary at the address below.  For each proposal, the notice must include a brief description of the matter to be brought before the meeting, the reasons to bring the matter before the meeting and the stockholder’s name, address, the number of shares such stockholder owns and any material interest the stockholder may have in the proposal.  The Corporate Secretary will forward the proposals and recommendations to the Nominating Committee.

Attention:  Corporate Secretary
17400 Medina Road
Plymouth, MN 55447

The Board and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Board or Committee members, in accordance with Delaware law, rather than hold formal meetings.  During fiscal 2004, the Board of Directors held eight regular meetings and two special meetings.  Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s) of the Board and of committee(s) of which he was a member).

PRINCIPAL STOCKHOLDERS

The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding Common Stock as of the dates indicated in the respective footnotes to the table.  Unless otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENT OF CLASS

Perkins Capital Management, Inc. 730 E. Lake Street Wayzata, MN 55391	556,025	(1)	11.7%

Dimensional Fund Advisors 1299 Ocean Avenue Santa Monica, CA 90401	284,743	(1)	6.0%

(1)  Such shares were owned as of the most recent 13G filing with the SEC.

MANAGEMENT SHAREHOLDINGS

The following table sets forth the number of shares of Common Stock beneficially owned as of April 5, 2005, by each executive officer of the Company named in the Summary Compensation Table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group.  Unless otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

NAME OF BENEFICIAL OWNER OR IDENTITY OF GROUP	NUMBER OF SHARES BENEFICIALLY OWNED		PERCENT OF CLASS (1)
Robert H. Kill	175,300	(2)(8)	3.7%
Thomas S. Wargolet	89,174	(3)	1.9%
James W. Hansen	76,656	(4)	1.6%
Thomas F. Burniece	62,500	(5)(9)	1.3%
Mark D. Griffiths	21,500	(6)(9)	*
Michael M. Vekich	10,000	(7)(10)	*
Gary L. Hokkanen	1,000	(9)	*
All officers and directors	—		*
as a group (7 persons)	436,130	(11)	9.2%

*   Less than 1%

(1)  Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of April 5, 2005, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group of which such individual is a member.

(2)  Amount includes 20,000 shares held by Mr. Kill’s wife and 92,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of April 5, 2005.

(3)  Amount includes 81,750 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of April 5, 2005.

(4)  Amount includes 45,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of April 5, 2005.

(5)  Amount includes 57,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of April 5, 2005.

(6)  Amount includes 19,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of April 5, 2005.

(7)  Amount includes 9,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of April 5, 2005.

(8)   Amount does not include an option for 6,000 shares which will be granted to such individual as of the date of the Annual Meeting and which will become exercisable one year from the date of grant.

(9)   Amount does not include an option for 4,000 shares which will be granted to such individual as of the date of the Annual Meeting and which will become exercisable one year from the date of grant.

(10) Amount does not include an option for 5,000 shares which will be granted to such individual as of the date of the Annual Meeting and which will become exercisable one year from the date of grant.

(11) Amount includes 304,750 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of April 5, 2005.

ELECTION OF DIRECTORS
(PROPOSALS #1 AND #2)

General Information

The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors shall consist of not less than three directors and not more than seven directors, that the number of directors to be elected shall be determined by the stockholders at each annual meeting, and that the number of directors may be increased by the Board between annual meetings.   The Certificate of Incorporation also provides for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year.  Directors who are members of Class II will be elected at the Annual Meeting.  Directors who are members of Classes I and III will continue to serve for the terms for which they were previously elected.  The Board recommends that the number of directors be set at seven and that two Class II directors be elected at the Annual Meeting.  The Board of Directors, upon the recommendation of the Nominating Committee, nominates Thomas F. Burniece and Gary L. Hokkanen for re-election as Class II directors.  If elected, Messrs. Burniece and Hokkanen will each serve for a three-year term as a Class II director and until his successor has been duly elected and qualified.  The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to set the number of directors at seven.

Unless authority is withheld, the proxies solicited hereby will be voted for the election of each of Thomas F. Burniece and Gary L. Hokkanen as directors for a term of three years.  If, prior to the meeting, it should become known that any Class II nominee will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Nominating Committee or, alternatively, not voted for any nominee.  The Board of Directors has no reason to believe that either nominee will be unable to serve. The election of the nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

Following is information about the nominees and all other directors of the Company whose terms continue beyond the Annual Meeting.

James W. Hansen,  (Class I, term ending at 2007 Annual Meeting), age 50, has been Chief Executive Officer since September 2004 and a director of the Company since April 2001.  Mr. Hansen also served as Chairman of the Board from January 2003 to March 2004, and Interim Chief Executive Officer from March 2004 to September 2004.  Since 1992 Mr. Hansen has served as an investor, director, president or vice president of several private companies in medical services and technology.  Mr. Hansen was President, CEO and Treasurer of E.mergent Incorporated (NASDAQ: EMRT) from November 1996 and Chairman of the Board of Directors from May 1997 until the sale of the company in May 2002.  From 1986 to 1992 he was Senior Vice President and General Manager of the pension division of Washington Square Capital, a Reliastar Company, a NYSE-traded financial services company now known as ING Reliastar.  From 1983 to 1986 he was Vice President of Apache Corporation, a NYSE-traded oil and gas exploration company.    From 1979 to 1983, Mr. Hansen was a teacher and management consultant.  He has also served as a director of three public companies and has taught in the MBA program at the University of St. Thomas since 1984.

Robert H. Kill, (Class III, term ending at 2006 Annual Meeting), age 58, was elected Chairman of the Board in March 2004 and had previously held that position from June 1996 to November 2000.  Mr. Kill was Executive Vice President of the Company from September 1987 to March 1988 and Vice

President and General Manager from August 1986 to September 1987.  Mr. Kill has been a director since September 1987.  Mr. Kill had also served as the Chief Executive Officer of the Company from January 1996 to March 2004 and as President from March 1988 to March 2004.  Mr. Kill held several marketing and sales positions at Northern Telecom, Inc. from 1979 to 1986, his last position being Vice President, Terminals Distribution.

Thomas F. Burniece, (Class II, term ending at 2005 Annual Meeting), age 64, has been a director of the Company since November 1999, and was Chairman of the Board from November 2000 through January 2003.  Mr. Burniece is currently a Senior Vice President at COPAN Systems, a privately held company developing a unique disk-based replacement for tape storage.  Prior to COPAN, Mr. Burniece was a partner in In-fusion, LLC, a consulting firm specializing in business development for companies in the networked storage market, as well as owner and President of Thomas Burniece Consulting. Mr. Burniece was Chief Executive Officer from April 1997 until December 2000 of Voelker Technologies, Inc., a private company developing an intelligent physical layer switching product.  In addition, in June 1998 he co-founded and served as the original Chief Executive Officer, as well as a director until May 2001 of Rutilus Software, Inc., a private company developing a unique, centrally-managed approach to the backup of network-attached desktop computers.  Mr. Burniece has also served as a board member or as an advisor to a number of other small private companies across several high technology markets.  His previous experience includes senior management positions at Maxtor, Digital Equipment Corporation and Control Data Corporation.

Michael M. Vekich, (Class I, term ending at 2007 Annual Meeting), age 58, has been director of the Company since December 2002.  Mr. Vekich has served as Chief Executive Officer of Vekich Associates since 1998 and as Chief Executive Officer of Vekich Arkema & Company from 1979 to 1998.  Prior to 1979 he held various management consulting positions.  A Certified Public Accountant, he serves as a financial and business advisor to several public and private company boards.  He has also served as a director on a number of boards of private companies and not-for-profit institutions.

Mark D. Griffiths, (Class III, term ending at 2006 Annual Meeting), age 45, has been a director of the Company since May 2001.  Mr. Griffiths has been Vice President of Security Services at Verisign, Inc. since August 2003.  From May 1997 to October 2001 he held several positions at VERITAS Software, his latest position being Vice President of Corporate Marketing.  Prior to joining VERITAS Software, Mr. Griffiths also held the position of Director of Product Marketing for the Internet Division of Cisco Systems from September 1996 to May 1997.  Prior to Cisco, Mr. Griffiths spent nine years at Novell Inc., culminating his career there as the Director of Marketing for Novell’s Internet Commerce Division.

Gary L. Hokkanen, (Class II, term ending at 2005 Annual Meeting), age 59, was appointed by the Board on June 24, 2004. Mr. Hokkanen is currently Chief Operating Officer of the Carlson Marketing Group. From 1984 through 2002 Mr. Hokkanen owned The Cynergi Group, Inc., a contract executive consulting company.  Mr. Hokkanen’s assignments with The Cynergi Group included: President of Wam!Net, Inc. from 1999 to 2001 and Chief Executive Officer of The Miner Group, Inc. from 1997 to 1999.  Mr. Hokkanen is a graduate of the Advanced Management Program at Harvard University and earned a B.S. degree in electronic intelligence from the Presidio at Monterey.

There are no arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company’s directors.

Directors Fees

Directors who are not employees of the Company receive $250 for each Board meeting attended in addition to a monthly fee and annual stock option grant based on their respective committee participation on the Board.  Mr. Kill receives a monthly fee of $2,000 and an annual grant of 6,000 stock options for his role as Chairman of Board.  Mr. Vekich receives a monthly fee of $1,000 and an annual grant of 5,000 stock options for his role as Chairman of the Audit and Human Capital committees.  Messrs. Burniece, Griffiths and Hokkanen receive a monthly fee of $500 and an annual grant of 4,000 stock options.  Each of these stock option grants vest over a twelve-month period.  In addition, each non-employee director receives an annual stock option grant for 4,000 seven-year stock options are granted at an exercise price equal to the closing price of the Company’s Common Stock on the date of grant, exercisable one year from the date of grant.

In addition, any director who is elected or re-elected to the Board, receives a seven-year stock option for 4,000 shares at an exercise price equal to the closing price of the Company’s Common Stock on the date of grant, exercisable one year from the date of grant.

CERTAIN TRANSACTIONS

Mr. Burniece has an arrangement with the Company to provide consulting services.  During fiscal year 2004, Mr. Burniece did not receive any fees for services.

Effective March 18, 2004, the Company entered into a Management Agreement with The Hansen Company, a management consulting firm wholly owned by Mr. James Hansen, for Mr. Hansen to act as Interim Chief Executive Officer of the Company for a six-month period.  The Hansen Company is entitled to a fee of $60,000 for services under the Agreement plus reimbursement of travel and out-of-pocket expenses.

EXECUTIVE OFFICERS

The names, ages and positions of the executive officers are as follows:

Name	Age	Position(s)

Robert H. Kill	58	Chairman of the Board

James W. Hansen	50	Chief Executive Officer, Director

Monte S. Johnson	46	Interim Chief Financial Officer

Monte S. Johnson.  Since 2001, Mr. Johnson has been President of MSJ & Associates, LLC, a business consulting company focused on finance, strategic planning and operational consulting for public and private companies.  From 1999 to 2001 Mr. Johnson was Senior Vice President, Chief Financial Officer and Chief Administrative Officer of Pro Staff Personnel Services.  From 1991 to 1999 Mr. Johnson served in various financial and management positions at General Electric Company and Honeywell Inc. Prior to 1991 Mr. Johnson worked eleven years at Deloitte & Touche International.  Mr. Johnson is a CPA and MBA.

EXECUTIVE COMPENSATION

Human Capital Committee Report on Executive Compensation

Human Capital Committee Interlocks and Insider Participation.  During fiscal 2004 the Human Capital Committee members were Messrs. Vekich and Burniece.  None of the members of the Committee was an employee or officer of the Company during fiscal 2004 or affiliated with any entity other than the Company with which an executive officer of the Company is affiliated.

Overview and Philosophy. The Company’s executive compensation program is comprised of base salaries, annual and quarterly performance bonuses, long-term incentive compensation in the form of stock options and restricted stock grants and various benefits, including the Company’s savings plan and employee stock purchase plan in which all qualified employees of the Company may participate. In addition, the Human Capital Committee from time to time may award special cash bonuses, stock options and restricted stock grants in connection with new hiring, promotions or non-recurring, extraordinary performance.

The Human Capital Committee has followed a policy of paying annual base salaries which are on the moderate side of being competitive in our industry and of awarding cash bonuses based primarily on achievement of operating profit goals and secondarily on achievement of revenue goals.  If minimum operating profit goals are achieved, the executive officer receives a cash bonus, in an amount equal to the percentage of goal achieved multiplied by the established target bonus, which is a minimum of 30% and a maximum of 150% of annual base salary. The goals are established annually by the Human Capital Committee and the Chief Executive Officer of the Company.

The Company’s executive officers participate in the Company’s stock option and restricted stock plans as well as the management cash bonus plan described above.  There were no cash bonuses earned by executive officers in fiscal 2004.

General. The Company provides medical and insurance benefits to its executive officers, which are generally available to all Company employees.  The Company has a savings plan in which all qualified employees, including the executive officers, may participate.  Each year the Company contributes to the savings plan an amount equal to fifty percent of the first six percent of gross wages for each employee who participates in the savings plan.  The Company may contribute an additional two percent of gross wages based on the operating profit of the Company for the fiscal year and plan contributions by the individual employee.  The amount of perquisites allowed to executive officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in fiscal 2004.

Chief Executive Officer Compensation.  James W. Hansen served as the Company’s Interim Chief Executive Officer from March 18, 2004 until September 30, 2004 when he was appointed Chief Executive Officer.  His annual base salary and eligibility for a cash bonus were determined in accordance with the policies described above as applicable to all executive officers. His base salary was $60,000 for fiscal 2004.   Mr. Hansen received an option to purchase 25,000 shares in fiscal 2004.

Effective September 30, 2004, Ciprico Inc. entered into an Employment Agreement and a Change of Control Agreement (the “Agreement”) with James W. Hansen to serve as Chief Executive Officer of the Company for an initial term of two years, renewable at the option of the Board of Directors for additional terms.

Under the terms of the Agreement, Mr. Hansen is entitled to a minimum monthly base salary of $11,500 per month for the first twelve months and $12,333 per month for the second twelve months of the initial term.  Mr. Hansen’s salary shall be paid in accordance with the Company’s normal payroll procedures and policies and be reviewed annually by the Board of Directors.  Mr. Hansen shall be eligible to participate in the Company’s short-term and long-term management bonuses programs as defined by management and approved by the Board.

In addition, the Company will pay The Hansen Company, an affiliate of Mr. Hansen, $1,000 per month for the first twelve months of the initial term and $1,250 per month for the second twelve months of the initial term for strategic planning services.

Mr. Hansen was also granted an option to purchase 50,000 shares of the Company’s common stock at an exercise price equal to 125% of the closing sale price for such common stock on the day of issuance under the Qualified Stock Option Plan.  The option vests at the rate of 25% per year and will expire five years following the date of grant.  In addition, if Mr. Hansen has not purchased at least 50,000 shares of Company’s common stock in the open market by May 3, 2005, the Company agrees, at Mr. Hansen’s sole discretion, to sell to Mr. Hansen the number of shares equal to the difference of 50,000 and the number of shares he purchased in the open market.  The purchase of such shares from the Company will be at a price equal to the closing sale price of Company’s common stock on the date of such purchase.

Former Chief Executive Officer Compensation. Robert H. Kill served as the Company’s Chief Executive Officer until March 18, 2004.  His annual base salary and eligibility for a cash bonus were determined in accordance with the policies described above as applicable to all executive officers. His base salary was $195,000 for fiscal 2004.  There were no bonuses paid or options granted to Mr. Kill during fiscal 2004.

Summary. The Human Capital Committee annually reviews its compensation policies but anticipates generally continuing its policy of paying relatively moderate base salaries, basing bonuses on specific revenue and operating profit goals and granting stock options and restricted stock to provide long-term incentives.

MEMBERS OF THE FISCAL 2004 HUMAN CAPITAL COMMITTEE

Thomas F. Burniece

Michael M. Vekich

Summary Compensation Table

The following table sets forth information regarding compensation paid during each of the Company’s last three fiscal years to the Company’s Chief Executive Officer and the other executive officers whose total salary and bonus for fiscal 2004 exceeded $100,000.

							LONG-TERM COMPENSATION
							Awards			Payouts
	ANNUAL COMPENSATION						Restricted	Securities
					Other Annual		Stock	Underlying		LTIP	All Other
Name and Principal		Salary		Bonus	Compensation		Award(s)	Options/SARs		Payouts	Compensation
Position	Year	($)		($)	($)		($)	(#)		($)	($)(1)
James W. Hansen (2) President and CEO	2004	—		—	60,000	(3)	—	25,000	(3)	—	—

Robert H. Kill	2004	227,500	(4)	—	—		—	20,000		—	8,641
Former – President	2003	202,500	(4)	—	—		—	25,000		—	2,681
and CEO	2002	195,000		—	—		—	20,000		—	3,671

Thomas S. Wargolet (5)	2004	146,000		—	—		5,110	22,000		—	4,533
Vice President -	2003	135,000		—	—		—	15,000		—	4,050
Finance and CFO	2002	135,000		—	—		—	15,000		—	4,050

(1)     Amounts reflect Company contributions to the Company’s Savings Plan, a 401(k) plan.

(2)     Mr. Hansen served as the Company’s Interim CEO in fiscal 2004 and was appointed as President and CEO on September 30, 2004, and as such there were no amounts for 2003 and 2002.

(3)     Amounts are compensation for serving as the Company’s Interim CEO.

(4)     Includes amounts for time earned but not taken pursuant to the Company’s paid time off policy.

(5)     Effective April 1, 2005, Mr. Wargolet resigned his position with the Company.

Option Grants During 2004 Fiscal Year

The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended September 30, 2004. The Company has not granted stock appreciation rights.

	NUMBER OF SECURITIES UNDERLYING OPTIONS/SARS		% OF TOTAL OPTIONS/SARS GRANTED TO EMPLOYEES IN	EXERCISE OR BASE	EXPIRATION	POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM
NAME	GRANTED (#)		FISCAL YEAR	PRICE ($/SH)	DATE	5% ($)	10% ($)

James W. Hansen	25,000	(1)	7.3%	$4.80	04/28/09	33,154	73,261

Robert H. Kill	20,000	(2)	5.8%	$5.10	12/12/08	28,181	62,272

Thomas S. Wargolet	12,000	(3)	3.5%	$5.11	11/11/08	16,942	37,436
	10,000	(1)	2.9%	$4.80	04/28/09	13,262	29,304

(1)     Such option is exercisable April 28, 2005.

(2)     Such option is exercisable annually as to 25% of the total number of shares, commencing December 12, 2005.

(3)     Such option is exercisable annually as to 25% of the total number of shares, commencing November 11, 2005.

Aggregated Option Exercises During 2004 Fiscal Year and Fiscal Year End Option Values

The following table provides information related to options exercised by the named executive officers during fiscal 2004 and the number and value of options held at fiscal year end.

NAME	SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ($)	NUMBER OF UNEXERCISED OPTIONS/SARS AT FY-END(#) EXERCISABLE/ UNEXERCISABLE	VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS/SARS AT FY-END ($) EXERCISABLE/ UNEXERCISABLE (1)

James W. Hansen	0	N/A	0 / 25,000	0 / 0

Robert H. Kill	0	N/A	87,500 / 37,500	7,500 / 7,500

Thomas S. Wargolet	0	N/A	48,750 / 53,250	2,813 / 8,483

(1)  These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company’s Common Stock on September 30, 2004.  The closing price of the Company’s Common Stock on that day on the NASDAQ Stock Market was $3.64.  Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

Other Compensation Arrangements

Effective September 30, 2004, the Company entered into an Employment Agreement and Change of Control Agreement with James W. Hansen to serve as Chief Executive Officer of the Company for an initial term of two years.  Prior to and within ninety days of a date that is one year prior to the expiration of the initial term, the Board of Directors, or committee thereof, shall review Mr. Hansen’s goals and objectives and notify him in writing whether the Agreement will be extended for an additional one year or terminate as scheduled.  If the Agreement is renewed upon expiration of the initial term, the Company shall notify Mr. Hansen in writing whether the Agreement will be renewed for additional one year, or terminate as scheduled, ninety days prior to the expiration date of the extension term.  If Mr. Hansen chooses not to extend the Agreement, he must notify the Company in writing within thirty days of his receipt of the extension.  As base compensation for all services to be rendered by the Mr. Hansen under this Agreement, Mr. Hansen shall receive a minimum monthly base salary of $11,500 per month for the first twelve months and $12,333 per month for the second twelve months of the initial term, which salary shall be paid in accordance with the Company’s normal payroll procedures and policies and be reviewed annually by the Board of Directors. In addition, the Company will pay The Hansen Company $1,000 per month for the first twelve months of the initial term and $1,250 per month for the second twelve months of the initial term for strategic planning services.

Robert H. Kill, the Company’s former President and Chief Executive Officer had an Employment Agreement and Change of Control Agreement with the Company. The Employment Agreement had a two-year term and was renewable at the discretion of the Board of Directors within a period one-year prior to the scheduled termination date of the agreement.  In connection with Mr. Kill’s resignation as President and Chief Executive Officer, Mr. Kill and the Company agreed in September 2004 to terminate his employment agreement in consideration for the payment to Mr. Kill of $16,250 monthly for a twelve-month period.  In addition, the Company agreed to pay, through September 2005, the entire premium for Mr. Kill’s health and dental insurance coverage under the Company’s group health and dental insurance plans.

Thomas S. Wargolet, the Company’s Vice President of Finance and Chief Financial Officer, entered into a Severance Agreement with the Company.  In the event Mr. Wargolet’s employment is terminated without good cause or he should voluntarily terminate such employment with good reason, including termination within a twelve-month period following a change of control of the Company, the Agreement provides for a lump sum severance payment equal to twelve months of current base salary.

On March 14, 2005, Thomas S. Wargolet announced his resignation, effective April 1, 2005, as Vice President — Finance/Chief Financial Officer of Ciprico Inc. to pursue other career opportunities.

Ciprico has entered into an agreement with MSJ & Associates, LLC for the services of Monte S. Johnson to assume the role of Chief Financial Officer on an interim basis.  The Company will pay MSJ & Associates a monthly fee equal to $11,500 plus expenses.

AUDIT COMMITTEE REPORT

The Board of Directors maintains an Audit Committee comprised of three of the Company’s outside directors.  The Board of Directors and the Audit Committee believe that the Audit Committee’s member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4350(d), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(A)(15).

In accordance with its written charter adopted by the Board of Directors (attached as Appendix A to this proxy statement), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.  In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)           reviewed and discussed the audited financial statements with management;

(2)           met with auditors independent of management prior to and subsequent to the completion of the audit fieldwork to review planning and results of audit;

(3)           discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(4)           reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004, as filed with the Securities and Exchange Commission.

MEMBERS OF THE FISCAL 2004 AUDIT COMMITTEE
Michael M. Vekich
Mark D. Griffiths
Gary L. Hokkanen

INDEPENDENT AUDITORS

Grant Thornton LLP acted as the Company’s independent auditors for fiscal 2004.  Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company’s stockholders.

Audit Fees.  The aggregate fees billed by Grant Thornton LLP for professional services rendered in connection with the audit of the Company’s annual financial statements for fiscal 2004 and 2003 and included in the Company’s Form 10-K for fiscal 2004 and 2003 were $56,000 and $48,200, respectively.

Audit Related Fees.  The aggregate fees billed by Grant Thornton LLP for products and services provided by the principal accountant, other than the Company’s annual financial statements and the Company’s Forms 10-Q for the fiscal year ended September 30, 2004 and 2003 were $5,500 and $5,500, respectively.  These fees were primarily for the audit of the Company’s benefit plan.

Tax Fees.  The aggregate fees billed by Grant Thornton LLP for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the fiscal year ended September 30, 2004 and 2003 were $22,500 and $15,300, respectively.  These fees were primarily for the preparation of the Company’s income tax returns.

All Other Fees.  The aggregate fees billed by Grant Thornton LLP for products and services provided by the principal accountant other than Audit Fees, Audit Related Fees and Tax Fees for the fiscal year ended September 30, 2004 and 2003 were $0 and $2,750, respectively.  The fee in fiscal 2003 was for the review of the Company’s Tender Offer Statement filed on November 5, 2002.

The Company’s Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining accountants’ independence and has determined that such services are compatible with maintaining accountants’ independence.

Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent auditors or any other auditing or accounting firm.  Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved.  Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee.  The Audit Committee has approved the proposal by Grant Thornton LLP to provide audit services of up to $64,000 for fiscal 2005.

STOCK PERFORMANCE CHART

The following chart compares the cumulative total stockholder return on the Company’s Common Stock with the S&P SmallCap 600 Index and the S&P Computer Storage & Peripherals Index.  The comparison assumes $100 was invested on September 30, 1999 in the Company’s Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10% of the Company’s outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of the copies of such reports furnished to or obtained by the Company and upon other information known to the Company, the Company believes that during the fiscal year ended September 30, 2004, all filing requirements applicable to its directors, officers or beneficial owners of more than 10% of the Company’s outstanding shares of Common Stock were complied with, with the exception of a late filing of a Form 4 that reported two transactions for Mr. Burniece.

STOCKHOLDER PROPOSALS

Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 2006 Annual Meeting of Stockholders must be received by the Company by November 1, 2005, to be considered for inclusion in the Company’s proxy statement and related proxy for the next annual meeting.

Also, if a stockholder proposal intended to be presented at the next annual meeting but not included in the Company’s proxy statement and proxy is received by the Company after December 1, 2005, then management named in the Company’s proxy form for the next annual meeting will have discretionary authority to vote shares represented by such proxies on the stockholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy material.

OTHER BUSINESS

Management knows of no other matters to be presented at the meeting.  If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

ANNUAL REPORT TO STOCKHOLDERS

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2004, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

FORM 10-K

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO MR. JAMES HANSEN, CHIEF EXECUTIVE OFFICER, AT THE COMPANY’S PRINCIPAL ADDRESS. THE COMPANY’S FORM 10-K MAY ALSO BE ACCESSED THROUGH THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James W. Hansen
James W. Hansen
Corporate Secretary

Dated:  April 5, 2005

Plymouth, Minnesota

Appendix A

CHARTER FOR THE AUDIT COMMITTEE CHARTER

OF THE BOARD OF DIRECTORS

OF

CIPRICO INC.

I.              PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors of Ciprico Inc. (the “Company”) in its oversight responsibilities by reviewing:  the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Committee’s primary duties and responsibilities are to:

•                                          Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•                                          Coordinate, review and appraise the audit efforts of the Company’s independent accountants.

•                                          Communicate directly with the independent accountants, the financial and senior management and the Board of Directors regarding the matters related to the Committee’s responsibilities and duties.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.  In carrying out its responsibilities, the Committee shall have the authority to consult with the Company’s outside legal counsel and other advisors or to engage independent advisors, including legal and financial advisors.  The Company shall provide appropriate funding to pay for any independent advisors engaged by the Committee.

As indicated, the function of the Audit Committee is oversight.  While the Audit Committee has the responsibilities and powers as set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  These matters are the responsibilities of management and the independent accountants.

II.            MEMBERSHIP

The Committee shall be comprised of three or more directors elected by the Board, each of whom shall be independent (as such term is defined by applicable laws and regulations or the Company’s corporate governance policies, if any).  Committee members shall serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified.  The Chair of the Committee shall be appointed by the Chair of the Board of Directors.  In the absence of the election of a Chair by the Board, the members of the Committee shall elect a Chair by majority vote of the Committee membership.  In addition, no member of the Audit Committee shall receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Company’s Board of Directors.

All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Committee.  Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.  At least one member of the Committee shall be a “financial expert”, as such term is defined in applicable regulations of the Securities and Exchange Commission and The Nasdaq Stock Market, Inc.

III.           RESPONSIBILITIES AND DUTIES

Documents/Reports Review

•              Review and update this Charter periodically, at least annually, as conditions dictate.

•              Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

•              Review with financial management and the independent accountants any 10-Q or 10-K prior to its filing.  The Chair of the Committee may represent the entire Committee for purposes of this review.

•              Discuss with management the Company’s earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies.  Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

Independent Accountants

•              Appoint, compensate and oversee the Company’s independent auditors.  The Company’s independent auditors shall report directly to the Committee.  On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants’ independence.

•              Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

•              Periodically consult with the independent accountants out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company’s financial statements.

•              Prior to approval by the Board, pre-approve all audit services and non-audit services to be performed by the Company’s independent auditors.  The Company’s independent auditors shall not provide to the Company the following non-audit services if such services are to be provided contemporaneously while serving as independent auditors of the Company:  bookkeeping services; financial IS design and implementation services; appraisal or valuation services; fairness opinions; contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or HR; broker/dealer, investment adviser or investment banking services; and legal services and expert services unrelated to the audit.

•              Obtain from the independent accountants assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth procedures to be followed in the audit of financial statements.

Audit Committee Report

•              Prepare an annual Audit Committee Report to be presented to the Board.  The Audit Committee Report shall include, at a minimum, the following representations:

(1)           that the Committee has reviewed and discussed the audited financial statements with management;

(2)           that the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

(3)           that the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant’s independence;

(4)           that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission; and

(5)           that the individual Committee members, and the Committee in the aggregate, complies with the Committee independence requirements set forth in this charter.

The Audit Committee Report may include other information that the Committee deems appropriate.  The Committee will prepare the Audit Committee Report with the understanding that its representations will in used by the Board and the Company to comply with Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A as those regulations affect the Company.

Risk Management

•              Review the adequacy of the Company’s internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company’s internal control procedures.

•              Inquire of Management and external auditors about the adequacy of the Company’s internal control procedures.

•              Meet periodically with those members of management responsible for Company risk assessment and risk management to understand and evaluate the Company’s risk assessment and risk management efforts.

•              Instruct the external auditors, the Chief Executive Officer and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee’s purpose, require its special attention.

Related-Party Transactions

•              Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

Financial Reporting Processes

•              In consultation with the independent accountants, review the integrity of the Company’s financial reporting processes, both internal and external.

•              Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•              Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management.

•              Consider the adequacy of the financial and accounting staff.

•              Review candidates for the positions of Chief Financial Officer and Controller of the Company.

Process Improvement

•              Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

•              Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information or any significant disagreement among these groups in connection with the preparation of the financial statements.

•              Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance

•              Review periodically the Company’s code of ethics and management’s enforcement of the code as it relates to the Company’s financial reporting process and internal control system.

•              Annually determine if such code is accomplishing its stated purposes.

•              Ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•              Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•              Establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing.  At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

•              Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV.           AUTHORITY

The Audit Committee shall have the authority as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee, to:

i.      Appoint, discharge and authorize compensation of the Company’s independent auditors;

ii.     At the expense of the Company, to retain such consultants and advisors, to assist it with its functions;

iii.    To request from the Chief Executive Officer, the Chief Financial Officer and such other members of Company management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

V.            MEETINGS AND MINUTES

The Committee shall meet at least four times annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee should meet at least annually with management to discuss any matters that the Committee or management believe should be discussed.  In addition, the Committee should meet with the independent accountants and management quarterly to review the Company’s financials consistent with Section III of this Charter.

The Audit Committee will maintain written minutes of its meeting.  Such minutes will be provided to the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI.           MANAGEMENT COOPERATION

Management of the Company is requested to cooperate with the Audit Committee, and to render assistance to the Audit Committee as it shall request in carrying out its functions.

Ciprico Inc.

ANNUAL MEETING OF STOCKHOLDERS

April 28, 2005

3:30 PM

CIPRICO INC. HEADQUARTERS

17400 MEDINA ROAD

PLYMOUTH, MINNESOTA 55447

CIPRICO INC.	proxy
17400 MEDINA ROAD
PLYMOUTH, MINNESOTA 55447

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON APRIL 28, 2005.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

By signing the proxy, you revoke all prior proxies and appoint James W. Hansen with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

Please detach here

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL BELOW.

1.	To set the number of members of the Board of Directors at seven.		☐	For	☐	Against	☐	Abstain

2.	To elect two Class II directors for the ensuing year.	01 James W. Hansen 02 Michael M. Vekich	☐	Vote FOR all nominees (except as marked)		☐	Vote Withheld for all nominees

Instructions: To withhold authority to vote for any individual nominee, write the name of such nominee in the box at the right.

3.	To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.		☐	Authorized ☐	Not Authorized

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL NUMBER 3.

Address Change? Mark Box ☐	Date
Indicate changes below:

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.